UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2014

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4054

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

As announced via a Current Report on Form 8-K filed on August 18, 2014 (the “August 18 8-K”), on August 15, 2014, LabStyle Innovations Corp. (the “Company”) entered into separate amendment and exchange agreements (the “Amendment and Exchange Agreements”) with each of the investors (the “Buyers”) in the Company’s private placement transaction which closed on February 18, 2014 (the “February Private Placement”). The purpose of the Amendment and Exchange Agreements was to implement an exchange of the all of the warrants issued in the February Private Placement (the “Warrants”) for a number of shares of common stock of the Company (the “Common Stock”) in a transaction undertaken in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Exchange”), which transaction also amends and eliminates certain terms of the Securities Purchase Agreement (the “Securities Purchase Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) entered into between the Company and the Buyers in connection with the February Private Placement.

Pursuant to the Exchange, all of the Warrants are being exchanged effective as of August 22, 2014 (and all such warrants are being terminated) in consideration of the issuance by the Company to the Warrant holders an aggregate of 54,030,950 shares of Common Stock (the “Exchange Shares”). The number of Exchange Shares issued to each Buyer was determined pursuant to a formula set forth in the Amendment and Exchange Agreements. Of the aggregate Exchange Shares, 49,660,465 were issued as of August 22, 2014 and the Company has reserved an additional 4,370,485 Exchange Shares for potential future issuance due to contractual limitations on ownership as agreed to with a Buyer. Following the Exchange, the Company has 75,158,770 shares of Common Stock outstanding.

In addition, pursuant to the Exchange, the terms of the Securities Purchase Agreement and Registration Rights Agreement have been amended to implement, among other matters, the changes set forth in the August 18 8-K. Among the more material changes are the fact that (i) all price protection features in the Securities Purchase Agreement (including those based on future prices of the Common Stock) and any obligation to issue additional shares of Common Stock to the Buyers based on such price protection terms have been eliminated and (ii) the Warrants (which included “full ratchet” anti-dilution protection) have been terminated.

Cautionary Note Regarding Forward-Looking Statements

This Current Report of the Company contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be made in this Current Report. Factors that could cause or contribute to differences between the Company's actual results and forward-looking statements include, but are not limited to, those risks discussed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned that actual results (including, without limitation, the impact of the Exchange on the Company and its business) may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2014	LABSTYLE INNOVATIONS CORP.

	By	/s/ Gadi Levin
Name: Gadi Levin
Title: Chief Financial Officer, Treasurer and Secretary